Fees Summary	Jun. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,850,063.50
Previously Paid Amount	0.00
Total Fee Amount	7,989.10
Total Offset Amount	0.00
Net Fee	$ 7,989.10